================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 25, 2009


                            DYNATRONICS CORPORATION
             (Exact name of registrant as specified in its charter)

              Utah                        0-12697              87-0398434
              ----                        -------              ----------
        (State or other                 (Commission           (IRS Employer
 jurisdiction of incorporation)         File Number)      Identification Number)

                7030 Park Centre Dr., Salt Lake City, Utah 84121
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (801) 568-7000
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On September 25, 2009, Dynatronics Corporation issued a press release announcing its financial results for the fiscal fourth quarter and fiscal year ended June 30, 2009. The company also held a conference call by telephone to discuss the year-end operating results. Copies of the press releases providing notice of the call and summarizing the results of operations are furnished herewith as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The company will also post the earnings press release on its corporate website, www.dynatronics.com.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01     Financial Statements and Exhibits.

           (d)  Exhibits

Exhibit 99.1   Press release dated September 23, 2009

Exhibit 99.2 Press release issued by Dynatronics Corporation dated September 25, 2009

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            DYNATRONICS CORPORATION

                                            By:  /s/ Kelvyn H. Cullimore, Jr.
                                                 ----------------------------
                                            Kelvyn H. Cullimore, Jr.
                                            Chairman and President




Date:  September 25, 2009

--------------------------------------------------------------------------------